STERLING CAPITAL FUNDS

SUPPLEMENT DATED JULY 2, 2024

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS AND THE

INSTITUTIONAL AND CLASS R6 SHARES PROSPECTUS,

EACH DATED FEBRUARY 1, 2024, AS SUPPLEMENTED

This Supplement provides new and additional information beyond that contained in the Class A and Class C Shares Prospectus (the “Retail Prospectus”) and the Institutional and Class R6 Shares Prospectus (the “Institutional Prospectus”), each dated February 1, 2024, as supplemented:

Sterling Capital Management LLC (“Sterling Capital”) serves as the investment adviser to the each of the series (the “Funds”) of Sterling Capital Funds. This Supplement provides certain updated information relating to Sterling Capital’s new parent company, Guardian Capital LLC (“Guardian Capital”).

As announced on February 2, 2024, and as previously disclosed in a supplement to the Funds’ Retail Prospectus and Institutional Prospectus filed on February 29, 2024, Guardian Capital Group Limited (“Guardian”) entered into a unit purchase agreement under which Guardian’s wholly-owned subsidiary, Guardian Capital, would acquire 100% of the ownership interests of Sterling Capital from Truist Financial Corporation (the “Acquisition”). The closing of the Acquisition (the “Closing”) occurred on July 2, 2024.

Effective upon the Closing of the Acquisition, Sterling Capital is a wholly-owned subsidiary of Guardian Capital and an indirect, wholly-owned subsidiary of Guardian. Guardian has indicated that it plans to operate Sterling Capital as a standalone entity, led by the current team of management and senior professionals.

Pursuant to the requirements of the Investment Company Act of 1940 (“1940 Act”) and the terms of the prior investment advisory agreement between Sterling Capital and the Sterling Capital Funds, on behalf of each Fund (the “Prior Agreement”), the Acquisition resulted in the automatic termination of the Prior Agreement.

In anticipation of the termination of the Prior Agreement, the Board of Trustees of the Trust approved a new investment advisory agreement containing substantially similar terms as the current investment advisory agreement with Sterling, including identical advisory fees (the “New Agreement”). At a special shareholder meeting held on June 24, 2024, shareholders of each of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital Mid Cap Relative Value Fund, Sterling Capital Real Estate Fund, Sterling Capital Behavioral Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Quality Income Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, and Sterling Capital West Virginia Intermediate Tax-Free Fund (the “Approved Funds”), approved the New Agreement with respect to each such Fund. Accordingly, the New Agreement took effect with respect to each of the Approved Funds as of the Closing.

In anticipation of the termination of the Prior Agreement, the Board of Trustees also approved an interim investment advisory agreement (the “Interim Agreement”), with respect to Sterling Capital Equity Income Fund, Sterling Capital Small Cap Value Fund, Sterling Capital Special Opportunities Fund and Sterling Capital Total Return Bond Fund (the “Outstanding Funds”). The Outstanding Funds did not have the necessary shareholder attendance at the June 24, 2024 special meeting to establish a quorum or consider approval of the New Agreement. The special shareholder meeting was adjourned with respect to the Outstanding Funds to permit further solicitation of proxies for each such Fund. As a result, the Interim Agreement took effect with respect to each of the Outstanding Funds as of the Closing. It is currently anticipated that a shareholder meeting will be held on or about July 22, 2024 to consider the approval of the New Agreement with respect to each Outstanding Fund. The Interim Agreement has identical advisory fees for each of the Outstanding Funds as compared to under the Prior Agreement, and has substantially similar terms and conditions to the Prior Agreement, except for: (i) the compensation earned by Sterling Capital under the Interim Agreement with respect to an Outstanding Fund will be held in an interest-bearing escrow account with the Fund’s custodian or a bank pending shareholder approval of the New Agreement with respect to the Fund; (ii) the Interim Agreement will terminate with respect to an Outstanding Fund on the sooner of the effectiveness of the New Agreement with respect to that Fund or the expiration of 150 days after the date of the Closing; and (iii) certain other provisions required by Rule 15a-4 under the 1940 Act.

Retail Prospectus and Institutional Prospectus Disclosure Updates:

In the “Fund Management” section under the header “The Investment Adviser” on page 123 of the Retail Prospectus and page 179 of the Institutional Prospectus, the first paragraph is hereby deleted and replaced in its entirety with the following:

Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) is the investment adviser for the Funds. Sterling Capital, located at 4350 Congress Street, Suite 1000, Charlotte, NC 28209, is a North Carolina limited liability company and an independently managed indirect subsidiary of Guardian Capital Group Limited (“Guardian”). Guardian is a global investment management company servicing institutional, retail and private clients through its subsidiaries. Sterling Capital manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to oversight by the Board of Trustees. Sterling Capital has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. As of March 31, 2024, Sterling Capital has more than $67.7 billion in assets under management.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

SUPP-JULY24